UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 15, 2025
METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-15787			13-4075851
(Commission File Number)			(IRS Employer Identification No.)

200 Park Avenue,	New York,	NY	10166-0188
(Address of Principal Executive Offices)			(Zip Code)
(212) 578-9500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.
MetLife, Inc. (the "Company") has received notice of an unsolicited “mini-tender” offer by Potemkin Limited (“Potemkin”) to purchase up to 10,000 shares of the Company’s common stock. The offer price of $53.00 per share is approximately 34.42 percent lower than the $80.82 per share closing price for the Company’s common stock on September 12, 2025. The shares subject to Potemkin's offer represent approximately 0.00002 percent of the shares of the Company’s outstanding common stock as of August 31, 2025.
The Company does not endorse Potemkin's unsolicited mini-tender offer and is not associated in any way with Potemkin, its mini-tender offer, or its mini-tender offer documents.
On September 15, 2025, the Company issued a news release informing its shareholders that the Company does not endorse Potemkin’s unsolicited mini-tender offer and recommending that shareholders not tender their shares to Potemkin. Shareholders who have already tendered their shares may withdraw them in the manner described in the Potemkin mini-tender offer documents prior to the expiration of the offer. Potemkin’s offer is currently scheduled to expire at 5:00 p.m., Eastern time, on Tuesday, October 7, 2025. Additional information concerning mini-tender offers is included, or referred to, in the news release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1	News release of MetLife, Inc., dated September 15, 2025, recommending shareholders reject “mini-tender” offer by Potemkin Limited

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
	Name:	Timothy J. Ring
	Title:	Senior Vice President and Secretary
Date: September 15, 2025
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